                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Combined Proxy Statement and Prospectus constituting part of this registration statement on Form N-14 (the "Registration Statement") of our report dated February 6, 1998, relating to the financial statements and financial highlights appearing in the December 31, 1997 Annual Report to Shareholders of the Vanguard Growth and Income Portfolio, which is incorporated by reference into the Registration Statement. We also consent to the incorporation by reference in the Prospectus and Statement of Additional Information dated April 17, 1998 constituting parts of the registration statement on Form N-1A of Vanguard Growth and Income Portfolio of our report dated February 6, 1998, relating to the financial statements and financial highlights appearing in the December 31, 1997 Annual Report to Shareholders to Vanguard Growth and Income Portfolio, which Prospectus and Statement of Additional Information are incorporated by reference in the Registration Statement. We also consent to the incorporation by reference in the Prospectus and Statement of Additional Information dated April 30, 1998 constituting parts of the registration statement on Form N-1A of Vanguard Trustees' Equity Fund of our report dated February 6, 1998, relating to the financial statements and financial highlights appearing in the December 31, 1997 Annual Report to Shareholders of Vanguard Trustees' Equity Fund - U.S. Portfolio, which Prospectus and Statement of Additional Information are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statements of Additional Information for Vanguard Growth and Income Portfolio and Trustees Equity Fund and to the reference to us under the heading "General Information" in the Prospectus of Vanguard Growth and Income Portfolio.


/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP
Philadelphia, Pennsylvania
May 20,1998